CERTIFICATE OF VOTE

CGM MUTUAL FUND

    I, Leslie A. Lake, hereby certify that I am the Secretary of the CGM Trust, a Massachusetts business trust, and that at the meeting of the Trustees Committee and Board of Trustees of said business trust held on July 29, 2021 the following vote was duly adopted by the independent trustees who are not “interested persons” and by the full board and remains in full force and effect:

VOTED: That the separate stockbrokers’ Bonds issued by Chubb providing fidelity bond protection of $5,000,000 for each series of the CGM Trust are hereby approved and the Secretary is hereby designated as the officer to make the filings and give the notices required by paragraph (g) of Rule 17g-1 under the Investment Company Act of 1940.

Witness my hand this 21th day of September 2021

                            /s/ Leslie A. Lake
                         Leslie A. Lake

CERTIFICATE OF VOTE

CGM REALTY FUND

    I, Leslie A. Lake, hereby certify that I am the Secretary of the CGM Trust, a Massachusetts business trust, and that at the meeting of the Trustees Committee and Board of Trustees of said business trust held on July 29, 2021 the following vote was duly adopted by the independent trustees who are not “interested persons” and by the full board and remains in full force and effect:

VOTED: That the separate stockbrokers’ Bonds issued by Chubb providing fidelity bond protection of $5,000,000 for each series of the CGM Trust are hereby approved and the Secretary is hereby designated as the officer to make the filings and give the notices required by paragraph (g) of Rule 17g-1 under the Investment Company Act of 1940.

Witness my hand this 21th day of September 2021

                            /s/ Leslie A. Lake
                         Leslie A. Lake

CERTIFICATE OF VOTE

CGM FOCUS FUND

    I, Leslie A. Lake, hereby certify that I am the Secretary of the CGM Trust, a Massachusetts business trust, and that at the meeting of the Trustees Committee and Board of Trustees of said business trust held on July 29, 2021 the following vote was duly adopted by the independent trustees who are not “interested persons” and by the full board and remains in full force and effect:

VOTED: That the separate stockbrokers’ Bonds issued by Chubb providing fidelity bond protection of $5,000,000 for each series of the CGM Trust are hereby approved and the Secretary is hereby designated as the officer to make the filings and give the notices required by paragraph (g) of Rule 17g-1 under the Investment Company Act of 1940.

Witness my hand this 21th day of September 2021

                            /s/ Leslie A. Lake
                         Leslie A. Lake